UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report February 25, 2019

(Date of earliest event reported)

VISTA GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operation and Financial Condition

On February 25, 2019, the registrant provided an overview of the Company’s audited financial results and highlights for the fiscal year ended December 31, 2018. The Company’s full financial results can be found in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian securities regulatory authorities on February 25, 2019.

2018 Mt Todd Highlights

Vista is focused on the Mt Todd gold project in Northern Territory, Australia where the Company completed and announced a number of important project economic and permitting milestones in 2018, including:

•	In January 2018, Vista was notified that its request for authorization of a controlled activity, as required under the Commonwealth Environmental Protection and Biodiversity Conservation Act, had been approved. With this approval, Vista holds all major environmental approvals necessary for the development of the Mt Todd gold project.
•	Also in January 2018, Vista announced the results of an updated Mt Todd preliminary feasibility study (“PFS”) which demonstrated significant economic improvements resulting from the inclusion of ore sorting, a newly designed two-stage grinding circuit and improved gold recoveries estimated to be 86.4%.
•	In August 2018, the Company announced that additional fine-grinding and leaching tests completed on low-grade samples (averaging 0.66 grams gold per tonne) demonstrated that with a modified PFS grinding circuit, including fine grinding capability, it was possible to produce a finer final product with improved gold recoveries in excess of 90%, with no increase in process area power requirements.
•	In November 2018, the Company filed the Mine Management Plan (mine operating permit) for the Mt Todd gold project with the Northern Territory Department of Mines.

Additionally, in January 2019 Vista announced that high pressure grinding roll crusher and ore sorting tests on 5 tonnes of high-grade samples confirmed previous ore sorting test results. The material from those tests is now being used to confirm the Company’s expectation of gold recoveries above 90% over a broad range of ore head grades. Analysis indicates that each 1% improvement in gold recoveries could add approximately 0.5% to Mt Todd’s after-tax IRR, and approximately $25 million to after-tax NPV5%.

Frederick H. Earnest, President and Chief Executive Officer, commented, “2018 was a productive year for Vista. We successfully demonstrated the positive economic impact of the testing programs and design changes completed over the previous 16 months. Subsequently, we identified new optimization opportunities that we expect will have additional positive impacts on the Mt Todd project economics. With the project optimization testing programs coming to a conclusion, we plan to release an updated PFS for the Mt Todd gold project in the second quarter of this year. We expect this study will further demonstrate the positive impacts of the recently improved gold prices, weaker Australian dollar, and improved gold recovery resulting from a finer final grind size than was thought to be achievable in January 2018.”

Summary of 2018 Financial Results

We reported a net loss of $8.7 million or $0.09 per share for the year ended December 31, 2018. The principal components of this loss are: $10.8 million of operating expenses which include a $1.0 million asset impairment charge related to our used mill equipment; a $1.7 million mark-to-market gain on our investment in Midas Gold Corp; and interest and other income of $0.4 million.

Our working capital at December 31, 2018 totaled approximately $13.2 million, including cash and short-term investments (comprised of government securities) of approximately $8.1 million. The Company currently has no debt.

Management Conference Call

A conference call with management to review our financial results for the fiscal year ended December 31, 2018 and to discuss corporate and project activities is scheduled for Monday February 27, 2019 at 2:30 p.m. MST.

Participant Toll Free: 844-898-8648

International: 647-689-4225

Conference ID: 2155425

This call will also be web-cast and can be accessed at the following web location:

http://event.on24.com/r.htm?e=1944360&s=1&k=D1B06551AE5A926700E64154DE175A33

This call will be archived and available at www.vistagold.com after February 27, 2019. Audio replay will be available for 21 days by calling toll-free in North America: 855-859-2056, passcode 2155425.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Paula Shade (email: pshade@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in this press release are in U.S. dollars.

About Vista Gold Corp.

The Company is a well-funded gold project developer. The Company’s principal asset is its flagship Mt Todd gold project in Northern Territory, Australia. Mt Todd is the largest undeveloped gold project in Australia.

For further information, please contact the Company at (720) 981-1185.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that with a modified PFS grinding circuit, including fine grinding capability, it is possible to improve gold recoveries in excess of 90% with no increase in process area power requirements; our expectation that gold recoveries above 90% over a broad range of ore head grades is possible; our belief that each 1% improvement in gold recoveries could add approximately 0.5% to Mt Todd’s after-tax IRR, and approximately $25 million to after-tax NPV5%; our plan to release an updated PFS for the Mt Todd gold project in the second quarter of this year; our expectation that this study will further demonstrate the positive impacts of the recently improved gold prices, weaker Australian dollar, and improved gold recovery resulting from a finer final grind size; and our expectation that new optimization opportunities that we have identified will have additional positive impacts on the Mt Todd project economics are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: no change to laws or regulations impacting mine development or mining activities, our approved business plans, mineral resource and reserve estimates and results of preliminary economic assessments, preliminary feasibility studies and feasibility studies on our projects, if any, our experience with regulators, our experience and knowledge of the Australian mining industry and positive changes to current economic conditions and the price of gold. When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which the Company operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which the Company operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on March 6, 2018 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

Item 7.01  Regulation FD

On February 25, 2019, the registrant provided an overview of the Company’s audited financial results and highlights for the fiscal year ended December 31, 2018. The Company’s full financial results can be found in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian securities regulatory authorities on February 25, 2019.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits

99.1	Press Release dated February 25, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP.
(Registrant)

Dated: March 1, 2019	By:	/s/John F.Engele
John F. Engele
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 25, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.